UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Hanesbrands Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
HANESBRANDS INC.
2022 Annual Meeting
Vote by April 25, 2022 11:59 PM ET. For shares held in a
Plan, vote by April 21, 2022 11:59 PM ET.

1000 EAST HANES MILL ROAD WINSTON-SALEM, NC 27105

D69057-P67627

You invested in HANESBRANDS INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 26, 2022.

Get informed before you vote

View the notice and proxy statement and annual report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* April 26, 2022 9:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/HBI2022

*	Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors Nominees:
1a.	Cheryl K. Beebe	For
1b.	Stephen B. Bratspies	For
1c.	Geralyn R. Breig	For
1d.	Bobby J. Griffin	For
1e.	James C. Johnson	For
1f.	Franck J. Moison	For
1g.	Robert F. Moran	For
1h.	Ronald L. Nelson	For
1i.	William S. Simon	For
1j.	Ann E. Ziegler	For
2.	To ratify the appointment of PricewaterhouseCoopers LLP as Hanesbrands’ independent registered public accounting firm for Hanesbrands’ 2022 fiscal year	For
3.	To approve, on an advisory basis, named executive officer compensation as described in the proxy statement for the Annual Meeting	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D69058-P67627